LANDLORD CONSENT TO ASSIGNMENT AND ASSUMPTION OF LEASE

AND

THIRD AMENDMENT TO LEASE

THIS LANDLORD CONSENT TO ASSIGNMENT AND ASSUMPTION OF LEASE AND THIRD AMENDMENT TO LEASE (the "**Agreement**") is entered into as of July 31, 2012, by and among **BRE/BOCA CORPORATE CENTER, L.L.C., a Delaware limited liability company** ("**Landlord**"), **MEDICAL CONNECTIONS, INC., a Florida corporation** ("**Assignor**") and **TRUSTAFF MEDICAL CONNECTIONS, LLC, an Ohio registered limited liability company** ("**Assignee**").

RECITALS

A. Landlord, as landlord, and Assignor, as tenant, are parties to that certain office lease dated June 28, 2008, which lease has been previously amended by First Amendment To Lease dated as of February 10, 2009 and Second Amendment to Lease dated October 22, 2009 (collectively, the "**Existing Lease**"). Pursuant to the Existing Lease, Landlord has leased to Assignor space currently containing approximately 10,058 rentable square feet (the "**Premises**") described as Suite No. 310 on the third floor of the building located at 4800 T–Rex Avenue, Boca Raton, Florida (the "**Building**"). The Existing Lease as modified by Section 9 of this Agreement is herein referred to as the "**Lease**".

B. Assignor and Assignee have entered into that certain agreement ("**Assignment Agreement**") attached hereto as **Exhibit A** whereby Assignor assigned all of its right, title and interest in and to the Existing Lease to Assignee.

C. Assignor and Assignee have requested Landlord's consent to the Assignment Agreement and the transaction described therein.

D. Landlord has agreed to give such consent upon the terms and conditions contained in this Agreement.

NOW THEREFORE, in consideration of the foregoing recitals which by this reference are incorporated herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Landlord, Assignor and Assignee agree and represent as follows:

1. Assignment Agreement. Assignor and Assignee hereby represent and warrant that: (a) a true, complete and correct copy of the Assignment Agreement is attached hereto as **Exhibit A**; and (b) the Assignment Agreement fully assigns all of Assignor's right, title and interest in the Lease to Assignee effective from and after August 1, 2012 (the "**Transfer**").

2. Representations. Assignor hereby represents and warrants that Assignor (i) has full power and authority to assign its right, title and interest in the Lease to Assignee effective from and after July 31, 2012; (ii) has not transferred or conveyed its interest in the Lease to any person or entity, collaterally or otherwise; (iii) has full power and authority to enter into the Assignment Agreement and this Agreement; and (iv) has

assigned $25,000.00 of the remaining unapplied Security Deposit (as defined in Section 34 of the Existing Lease), subject to reduction as provided in Sections 8 and 9.1 below, to Assignee, and Assignor has full power and authority to do the same. Assignee hereby represents and warrants that Assignee has full power and authority to enter into the Assignment Agreement and this Agreement.

3. Assumption. Notwithstanding anything to the contrary contained in the Assignment Agreement, Assignee, for itself and its successors and assigns, hereby assumes and agrees to perform and be bound by all of the covenants, agreements, provisions, conditions and obligations of the tenant under the Lease arising from and after August 1, 2012, including but not limited to, the obligation to pay Landlord for all adjustments of rent and other additional charges payable pursuant to the terms of the Lease related to periods from and after August 1, 2012. Nothing contained in the Assignment Agreement shall be deemed to amend, modify or alter in any way the terms, covenants and conditions set forth in the Lease.

4. No Release. Nothing contained in the Assignment Agreement or this Agreement shall be construed as relieving or releasing Assignor from any of its obligations under the Lease, and it is expressly understood that Assignor shall remain liable for such obligations notwithstanding the subsequent assignment(s), sublease(s) or transfer(s) of the interest of the tenant under the Lease. In no event shall the Assignment Agreement or this Agreement be construed as granting or conferring upon the Assignor or Assignee any greater rights than those contained in the Lease nor shall there be any diminution of the rights and privileges of Landlord under the Lease, nor shall the Lease be deemed modified in any respect except as expressly provided in Sections 8 and 9 below. It is specifically understood that Landlord is not a party to the Assignment Agreement and, notwithstanding anything to the contrary contained in the Assignment Agreement, is not bound by any terms, provisions, representations or warranties contained in the Assignment Agreement and is not obligated to Assignor or Assignee for any of the duties and obligations contained therein.

5. Review Fee. Upon Assignor's execution and delivery of this Agreement, in consideration for Landlord's review of the Assignment Agreement and preparation of this Agreement, Assignor authorizes and directs Landlord to deduct from the Security Deposit as provided in Section 8 below the sum of $1,000.00 plus the amount of any legal fees incurred by Landlord in connection with the Transfer and/or this Agreement.

6. Landlord's Consent. In reliance upon the agreements and representations contained in this Agreement and subject to receipt by Landlord of the guaranty of the Lease by Trustaff Management, Inc., an Ohio corporation, in the form attached hereto as **Exhibit B**, Landlord hereby consents to the Transfer. This Agreement shall not constitute a waiver of the obligation of the tenant under the Lease to obtain the Landlord's consent to any subsequent assignment, sublease or other transfer under the Lease, nor shall it constitute a waiver of any existing defaults under the Lease.

7. Notice Address. Any notices to Assignee shall be effective when served to Assignee at the Premises in accordance with the terms of the Lease. From and after the effective date of the Assignment Agreement, notices to Assignor shall be served at the following address: ____; and if no address is filled in at the preceding blank (or if a post office box address is

used for the preceding blank), then Landlord may continue to send notices to Assignor at the address(es) provided in, and in accordance with the terms of, the Lease.

8. Landlord, Assignor and Assignee acknowledge and agreement that Landlord is currently holding a Security Deposit of $130,739.78. Assignor and Assignee hereby agree to all amounts hereto for deducted from the Security Deposit by Landlord which reduced the amount being held from $200,000.00 to its current amount of $130,739.78. Assignor and Assignee hereby authorize and direct Landlord to deduct from the remainig balance of the Security Deposit the following:

   (a) Payment for all chilled water consumed through 7/31/12;

   (b) Payment for electricity consumed through 07/31/12;

   (c) Payment of $1000.00 for Landlord's processing fee for assignment;

   (d) Payment of Landlord's legal fees as outlined in Article 20(A) of the Lease;

   (e) $25,000.00 to be held as the Security Deposit under Article 34 of the Lease following the Transfer;

   (f) An additional $25,000.00 ("**Assignor Security Deposit**") to be held as security deposit under Article 34 for the prompt, full and faithful performance by Tenant of the terms of the Lease arising prior to August 1, 2012 and for the obligation to pay Landlord for all adjustments of Rent and other additional charges payable pursuant to the terms of the Lease related to periods prior to August 1, 2012. Assignor hereby authorizes and directs Landlord to deduct all such amounts from the Assignor Security Deposit. After deduction of all amounts due and owing to Landlord under the Lease related to periods prior to August 1, 2012, including but not limited to any amounts due under Article 3(C), Landlord shall return the balance remaining, if any, of the Assignor Security Deposit to Assignor within 60 days after Landlord issues the Statement (as defined in Section 3(C) of the Lease) for calendar year 2012.

After deduction of the above reference amounts, Landlord agrees to return the remaining portion to Assignor. Assignee hereby agrees that, other than the $25,000.00 referred to in Section 8(e) above, Assignee has no interest in the portion of remaining balance of the Security Deposit and hereby agrees to return to Assignor.

9. <u>Third Amendment To Lease</u>. Landlord, Assignor and Assignee agree that the Existing Lease is hereby modified as follows:

   9.1 For and in consideration of the receipt by Landlord of the Guaranty, Article 34 is hereby amended to reduce the Security Deposit for the period from and after August 1, 2012 and throughout the Term, from $200,000.00 to $25,000.00. In

addition, the Assignor Security Deposit shall be held by Landlord as provided in Section 8(f) of this Agreement.

9.2 Article 24 is hereby amended to add the following: "**Guarantor**" shall mean Trustaff Management, Inc., an Ohio corporation."

9.3 Concurrent with Assignee's execution and delivery of this Agreement, Tenant and Assignee shall cause the Guarantor to execute and deliver a guaranty in favor of Landlord in the form of **Exhibit B** attached to this Agreement."

9.4 Section 22(A) is hereby deleted in its entirety and substituted in lieu thereof is the following:

"(A) Default. The occurrence of any one or more of the following events shall constitute a "Default" by Tenant if not cured within the applicable time permitted for cure specified below, and shall give rise to Landlord's remedies set forth in Section 22(B), below: (i) failure by Tenant to make when due any payment of Rent, provided that, on up to two (2) occasions in any twelve (12) month period, there shall exist no Default unless Tenant shall have been given written notice of such failure and shall not have made the payment within five (5) days following the giving of such notice; (ii) failure by Tenant to observe or perform any of the terms or conditions of this Lease to be observed or performed by Tenant other than the payment of Rent, or as provided below, unless such failure is cured within thirty (30) days after notice, [provided, if such an asserted default is not reasonably subject to cure within said thirty (30) day period, and Tenant has commenced a cure within said original thirty (30) period that is reasonably calculated to effect the cure within a reasonable time, and Tenant continues to diligently prosecute the cure to completion, Tenant shall be granted an additional reasonable time to effect the cure to completion; (iii) failure by Tenant to comply with the Rules, unless such failure is cured within five (5) Business Days after notice (provided, if the nature of Tenant's failure is such that more than five (5) Business Days time is reasonably required in order to cure, Tenant shall not be in Default if Tenant commences to cure within such period and thereafter diligently prosecutes a cure to completion); (iv) the failure to take possession of the Premises within sixty (60) days after the Commencement Date, whether or not Tenant thereafter continues to pay Rent due under this Lease; (v) (a) making by Guarantor of any general assignment for the benefit of creditors, (b) filing by or against Guarantor of a petition to have Guarantor adjudged a bankrupt or a petition for reorganization or arrangement under any Law relating to bankruptcy unless, in the case of a petition filed against Guarantor, the same is dismissed within sixty (60) days, (c) Guarantor's convening of a meeting of its creditors or any class thereof for the purpose of effecting a moratorium upon or composition of its debts, or (d) Guarantor's insolvency or admission of an inability to pay its debts as they mature; (vi) any material misrepresentation herein, or material misrepresentation or omission in any financial statements or other materials provided by Tenant in connection with negotiating or entering this Lease or Guarantor in entering into any guaranty of the Lease or by Tenant of Guarantor in connection with any Transfer under Article 20; (vii) cancellation of any guaranty of this Lease by any Guarantor; (viii) failure by Tenant to cure within any applicable times permitted thereunder any default under any other lease for space at the Complex or any other buildings owned or managed by Landlord or

its affiliates, now or hereafter entered into by Tenant (and any Default hereunder not cured within the times permitted for cure herein shall, at Landlord's election, constitute a default under any such other lease or leases). The notice and cure periods provided herein are in lieu of, and not in addition to, any notice and cure periods provided by Law."

9.5 Section 38(A) is hereby deleted in its entirety and substituted in lieu thereof is the following:

"(A) The following shall be "**Events of Bankruptcy**" under this Lease: (i) Tenant, a Guarantor, a General Partner of Tenant or Guarantor ("**General Partner**"), or a Managing Member of Tenant or Guarantor ("**Managing Member**") becomes insolvent, as that term is defined in Title 11 of the United States Code (the "**Bankruptcy Code**"), or under the insolvency laws of any state (the "**Insolvency Laws**"); (ii) appointment of a receiver or custodian for any property of Tenant, a Guarantor, a General Partner or a Managing Member, or the institution of a foreclosure or attachment action upon any property of Tenant, a Guarantor, a General Partner; or a Managing Member (iii) filing of a voluntary petition by Tenant, a Guarantor, a General Partner or a Managing Member under the provisions of the Bankruptcy Code or Insolvency Laws; (iv) filing of an involuntary petition against Tenant, a Guarantor, a General Partner or a Managing Member as the subject debtor under the Bankruptcy Code or Insolvency Laws, which either (a) is not dismissed within thirty (30) days of filing, or (b) results in the issuance of an order for relief against the debtor; or (v) Tenant's, a Guarantor's, a General Partner's or a Managing Member's making or consenting to an assignment for the benefit of creditors or a composition of creditors."

10. Guaranty. Concurrent with Assignee's execution and delivery of this Agreement, Tenant and Assignee shall cause the Guarantor to execute and deliver a guaranty in favor of Landlord in the form of **Exhibit B** attached to this Agreement.

11. OFAC and Anti-Money Laundering Compliance Certifications. Assignee represents, warrants and covenants to Landlord that from and after the date of this Agreement (i) Assignee is not acting for itself or acting for the benefit of, a person or entity blocked pursuant to Executive Order 13224 signed on September 24, 2001 and entitled "Blocking Property and Prohibiting Transactions with Persons Who Commit, Threaten to Commit, or Support Terrorism" or under any rules or regulations promulgated thereunder (collectively, the "**Executive Order**") and (ii) Assignee does not have any interest in any property blocked by the Executive Order. In the event that Assignee breaches the above representations, warranties or covenants in this Section, Landlord shall have the right to terminate the Lease and all other rights and remedies available at law and in equity. Assignee hereby agrees to defend, indemnify and hold harmless Landlord from and against any and all claims, damages, losses, risks, liabilities, fines, penalties, forfeitures and expenses (including costs and reasonable attorneys' fees) arising from or related to any breach of its obligations under, or of its representations, certification and warranties set forth in, this Section.

12. Limitation of Liability. It is expressly understood and agreed by and between the parties hereto, anything herein to the contrary notwithstanding, that each and all of the representations, warranties, covenants, undertakings, and agreements herein made on

the part of any Landlord while in form purporting to be the representations, warranties, covenants, undertakings, and agreements of such Landlord are nevertheless each and every one of them made and intended, not as personal representations, warranties, covenants, undertakings, and agreements by such Landlord or for the purpose or with the intention of binding such Landlord personally, but are made and intended for the purpose only of subjecting such Landlord's interest in the Complex (as it exists from time to time and at any time) to the terms of the Lease and for no other purpose whatsoever. The liability of Landlord to Tenant for any default by Landlord under the Lease or arising in connection herewith or with Landlord's operation, management, leasing, repair, renovation, alteration, or any other matter relating to the Complex, the Building or the Premises, shall be limited to the interest of Landlord in the Complex (as it exists from time to time and at any time). Tenant agrees to look solely to Landlord's interest in the Complex (as it exists from time to time and at any time) for the recovery of any judgment against Landlord, and Landlord shall not be personally liable for any such judgment or deficiency after execution thereon. The limitations of liability contained in this provision shall apply equally and inure to the benefit of Landlord's present and future partners, beneficiaries, officers, directors, trustees, members, managers, shareholders, agents and employees, and their respective partners, members, shareholders, legal representatives, heirs, successors and assigns. Under no circumstances shall any present or future shareholder, officer or director of Landlord (if Landlord is a corporation), general or limited partner of Landlord (if Landlord is a partnership), manager or member of Landlord (if Landlord is a limited liability company), or trustee or beneficiary (if Landlord or any partner of Landlord is a trust) have any liability for the performance of Landlord's obligations under the Lease.

13. Unrelated Business Income. If Landlord is advised by its counsel at any time that any part of the payments by tenant to Landlord under the Lease may be characterized as unrelated business income under the United States Internal Revenue Code and its regulations, then the tenant under the Lease shall enter into any amendment proposed by Landlord to avoid such income, so long as the amendment does not require the tenant under the Lease to make more payments or accept fewer services from Landlord, than the Lease provides.

14. Authority. Each signatory of this Agreement represents hereby that he or she has the authority to execute and deliver the same on behalf of the party hereto for which such signatory is acting.

15. Counterparts. This Agreement may be executed in counterparts and shall constitute an agreement binding on all parties notwithstanding that all parties are not signatories to the original or the same counterpart provided that all parties are furnished a copy or copies thereof reflecting the signature of all parties. Transmission of a facsimile or by email of a pdf copy of the signed counterpart of the Agreement shall be deemed the equivalent of the delivery of the original, and any party so delivering a facsimile or pdf copy of the signed counterpart of the Agreement by email transmission shall in all events deliver to the other party an original signature promptly upon request.

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IN WITNESS WHEREOF, Landlord, Assignor and Assignee have executed this Agreement under seal in two or more counterparts as of the day and year first above written.

WITNESS/ATTEST:	**LANDLORD:**
______________________	**BRE/BOCA CORPORATE CENTER L.L.C., a Delaware limited liability company**
Name (print): ______________	By: ______________________
______________________	Name: ______________________
Name (print): ______________	Title: ______________________

WITNESS/ATTEST:	**ASSIGNOR:**
[signature]	**MEDICAL CONNECTIONS, INC., a Florida corporation**
Name (print): Brian Neill	By: [signature]
R. Baijnath	Name: Anthony Nicolosi
Name (print): Rishi Baijnath	Title: President

WITNESS/ATTEST:	**ASSIGNEE:**
______________________	**TRUSTAFF MEDICAL CONNECTIONS, LLC, an Ohio limited liability company**
Name (print): ______________	By: ______________________
______________________	Name: ______________________
Name (print): ______________	Title: ______________________

EXHIBIT A

COPY OF ASSIGNMENT AGREEMENT

EXHIBIT B

GUARANTY

FOR VALUE RECEIVED and in consideration for and as an inducement to **BRE/BOCA CORPORATE CENTER L.L.C., a Delaware limited liability company** ("**Landlord**") to consent to the assignment to, and assumption by, **TruStaff Medical Connections, LLC, an Ohio registered limited liability company ("Assignee")**, of that certain Office Lease dated June 28, 2008 between Landlord and **Medical Connections, Inc., a Florida corporation** ("**Assignor**", Assignee and Assignor are herein jointly and severally referred to as "**Tenant**"), which lease has been previously amended by First Amendment To Lease dated as of February 10, 2009, Second Amendment to Lease dated October 22, 2009 and Landlord Consent to Assignment and Assumption of Lease and Third Amendment to Lease dated of even date herewith (collectively, the "**Lease)** with respect to certain space currently containing approximately 10,058 rentable square feet described as Suite No. 310 on the third floor of the building located at 4800 T–Rex Avenue, Boca Raton, Florida and a reduction of the Security Deposit (as defined in the Lease), the undersigned, Trustaff Management, Inc., an Ohio corporation ("**Guarantor**"), the holder of 100% of the ownership interests in Assignee, does hereby unconditionally and irrevocably guarantee to Landlord the punctual payment of all Rent (as such term is defined in the Lease) payable by Tenant under the Lease from and after August 1, 2012 and throughout the term of the Lease and any and all renewals and extensions thereof in accordance with and subject to the provisions of the Lease, and the full performance and observance of all other terms, covenants, conditions and agreements therein provided to be performed and observed by Tenant under the terms of the Lease, for which the undersigned shall be jointly and severally liable with Tenant. If any default on the part of Tenant shall occur under the Lease arising on or after August 1, 2012, the undersigned does hereby covenant and agree to pay to Landlord in each and every instance such sum or sums of money and to perform each and every covenant, condition and agreement under the Lease as Tenant is and shall become liable for or obligated to pay or perform under the Lease, together with the costs reasonably incurred by Landlord in connection therewith, including, without limitation, reasonable attorneys' fees. Such payments of Rent and other sums shall be made monthly or at such other intervals as the same shall or may become payable under the Lease, including any accelerations thereof, all without requiring any notice from Landlord (other than any notice required by the Lease) of such non-payment or non performance, all of which the undersigned hereby expressly waives.

The maintenance of any action or proceeding by Landlord to recover any sum or sums that may be or become due under the Lease and to secure the performance of any of the other terms, covenants and conditions of the Lease shall not preclude Landlord from thereafter instituting and maintaining subsequent actions or proceedings for any subsequent default or defaults of Tenant under the Lease. The undersigned does hereby consent that without affecting the liability of the undersigned under this Guaranty and without notice to the undersigned, time may be given by Landlord to Tenant for payment of Rent and such other sums and performance of said other terms, covenants and conditions, or any of them, and such time extended and indulgence granted, from time to time, or Tenant may be dispossessed or Landlord may avail itself of or exercise any or all of the rights and remedies against Tenant provided by law or by the Lease, and may proceed either against Tenant alone or jointly against Tenant and the undersigned or against the undersigned alone without first prosecuting or exhausting any remedy or claim against Tenant. The undersigned does hereby further consent to any subsequent change, modification or amendment of the Lease in any of its terms,

covenants or conditions, or in the Rent payable thereunder, or in the premises demised thereby, or in the term thereof, and to any assignment or assignments of the Lease, and to any subletting or sublettings of the premises demised by the Lease, and to any renewals or extensions thereof, all of which may be made without notice to or consent of the undersigned and without in any manner releasing or relieving the undersigned from liability under this Guaranty.

The undersigned does hereby agree that the bankruptcy of Tenant shall have no effect on the obligations of the undersigned hereunder. The undersigned does hereby further agree that in respect of any payments made by the undersigned hereunder, the undersigned shall not have any rights based on suretyship, subrogation or otherwise to stand in the place of Landlord so as to compete with Landlord as a creditor of Tenant, unless and until all claims of Landlord under the Lease shall have been fully paid and satisfied.

Neither this Guaranty nor any of the provisions hereof can be modified, waived or terminated, except by a written instrument signed by Landlord. The provisions of this Guaranty shall apply to, bind and inure to the benefit of the undersigned and Landlord and their respective heirs, legal representatives, successors and assigns. The undersigned, if there be more than one, shall be jointly and severally liable hereunder, and for purposes of such several liability the word "undersigned" wherever used herein shall be construed to refer to each of the undersigned parties separately, all in the same manner and with the same effect as if each of them had signed separate instruments, and this Guaranty shall not be revoked or impaired as to any of such parties by the death of another party or by revocation or release of any obligations hereunder of any other party. If Landlord should retain counsel and/or institute any suit against Guarantor to enforce this Guaranty or any covenants or obligations hereunder, then Guarantor shall pay to Landlord, upon demand, all reasonable attorneys' fees, costs and expenses, including, without limitation, court costs, filing fees, recording costs, and all other costs and expenses incurred in connection therewith (all of which are referred to herein as "**Enforcement Costs**"), in addition to all other amounts due hereunder. This Guaranty shall be governed by and construed in accordance with the internal laws of the state where the premises demised by the Lease are located. For the purpose solely of litigating any dispute under this Guaranty, the undersigned submits to the jurisdiction of the courts of said state.

Any notice or other communication to be given to Landlord or the undersigned hereunder shall be in writing and sent in accordance with the notice provisions of the Lease. Notices to Landlord shall be delivered to Landlord's address set forth in the Lease. Notices to the undersigned shall be addressed as follows: ____

_. If Guarantor's notice address as set forth above changes, Guarantor agrees to provide written notice to Landlord of such change in address. If Guarantor's notice address is not filled in at the above blank, or if the Guarantor's notice address is a post office box address, then, for all purposes under this Guaranty, Landlord may send all notices under this Guaranty to Guarantor, c/o Tenant, at the same notice address Landlord uses for the Tenant under the Lease, and any notice delivered in accordance with the foregoing shall be deemed to have been properly delivered to Guarantor.

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IN WITNESS WHEREOF, the undersigned has executed this Guaranty as of the date of the Lease.

ATTEST/WITNESS:

____

Name (print): ______________________

____

Name (print): ______________________

GUARANTOR:

TRUSTAFF MANAGEMENT, INC, an Ohio corporation

By ______________________

Name: ____________________

Title: _____________________

GUARANTOR ACKNOWLEDGMENT

STATE OF ___________)
COUNTY OF _________) ss:

On this the ___ day of ___________, 2012, before me a Notary Public duly authorized in and for the said County in the State aforesaid to take acknowledgments personally appeared ______________________ known to me to be __________ President of ____________________, one of the parties described in the foregoing instrument, and acknowledged that as such officer, being authorized so to do, (s)he executed the foregoing instrument on behalf of said corporation by subscribing the name of such corporation by himself/herself as such officer and caused the corporate seal of said corporation to be affixed thereto, as a free and voluntary act, and as the free and voluntary act of said corporation, for the uses and purposes therein set forth.

IN WITNESS WHEREOF, I hereunto set my hand and official seal.

____
Notary Public

My Commission Expires: _________